Exhibit 10.23

iSpecimen Inc.

Fifth Amendment to Note Subscription Agreements & Secured Promissory Notes

Approved by the Board of Directors on March 15, 2021

This Fifth Amendment to the Note Subscription Agreements and Secured Promissory Notes (this “Amendment”) is made and entered into and effective as of March 15, 2021 (the “Effective Amendment Date”), by and among iSpecimen Inc., a Delaware corporation (the “Company”), and those investors who are holders (the “Note Investors”) of the Company’s Secured Promissory Notes in the aggregate principal amount of $6,500,000 (as described below).

Whereas, the Company and the Note Investors have previously and separately entered into various Note Subscription Agreements executed at various times between August 2018 and September 2020 (the “Note Subscription Agreements”), pursuant to which the Company issued and sold $6,500,000 in aggregate principal amount of Secured Promissory Notes (the “Secured Promissory Notes”);

Whereas, the Note Subscription Agreements and the Secured Promissory Notes may be amended with the consent of the Company and the holders of greater than seventy-five percent (75%) in principal amount of outstanding Secured Promissory Notes (the “Majority Lenders” as defined in the Note Subscription Agreements prior to this Amendment);

Now, Therefore, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the Company and the undersigned Note Investors agree as follows:

1.                   Defined Terms. Except as specifically provided herein, capitalized terms not defined herein shall have the meanings ascribed to them in the Note Subscription Agreements and the Secured Promissory Notes.

2.                   Amendments to the Note Subscription Agreements and the Secured Promissory Notes. The Note Subscription Agreements and the Secured Promissory Notes are hereby amended as follows:

A.	Note Subscription Agreement: Section 1, Subscription for Note

Delete:	“1. Subscription for Note. Subject to the terms and conditions contained herein, the undersigned Investor hereby subscribes for and agrees to purchase the principal amount of Secured Promissory Notes, in the form attached hereto as Exhibit A (the “Notes”), in the amount set forth on the signature page of this Agreement. The Notes shall bear interest, on a non-compounding basis, at a rate of twenty four percent (24%) per annum prior to October 1, 2020 and at a rate of thirty percent (30%) per annum from and after October 1, 2020, due on maturity on the earlier of (i) the closing of a new permanent equity financing yielding gross proceeds in excess of $10,000,000 (inclusive of existing convertible notes), (ii) the sale of the Company, (iii) prepayment by the Company, or (iv) March 31, 2021 (the “Maturity Date”). The Notes will be repayable upon demand of the Majority Lenders at any time on or after the Maturity Date, provided that the Notes have not been otherwise repaid in accordance with their terms. The Notes will be secured obligations of the Company. The Majority Lenders may, with the approval of the Company, elect to extend the Maturity Date one or more times, at their discretion. The Notes will be issued by the Company solely to “accredited investors” (as defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended, the “Securities Act”).”

iSpecimen Inc.
Fifth Amendment to Note Subscription Agreements and Secured Promissory Notes, March 2021	Page 1

Insert:	“1. Subscription for Note. Subject to the terms and conditions contained herein, the undersigned Investor hereby subscribes for and agrees to purchase the principal amount of Secured Promissory Notes, in the form attached hereto as Exhibit A (the “Notes”), in the amount set forth on the signature page of this Agreement. The Notes shall bear interest, on a non-compounding basis, at a rate of twenty four percent (24%) per annum prior to October 1, 2020 and at a rate of thirty percent (30%) per annum from and after October 1, 2020, due on maturity on the earlier of (i) the closing of an initial public offering yielding gross proceeds in excess of $18,000,000, exclusive of any existing convertible notes (a “Qualified IPO”), (ii) the sale of the Company, (iii) prepayment by the Company, or (iv) April 30, 2021 (the “Maturity Date”). The Notes will be repayable upon demand of the Majority Lenders at any time on or after the Maturity Date, provided that the Notes have not been otherwise repaid or converted in accordance with Sections 1.6 or 1.7. The Notes will be secured obligations of the Company. The Majority Lenders may, with the approval of the Company, elect to extend the Maturity Date one or more times, at their discretion. The Notes will be issued by the Company solely to “accredited investors” (as defined under Rule 501 of Regulation D of the Securities Act of 1933, as amended, the “Securities Act”).”

B.	Note Subscription Agreement: New Section 1.6, Elective Conversion Upon a Qualified IPO

Insert:	“1.6 Elective Conversion Upon a Qualified IPO. Notwithstanding anything contained herein to the contrary, the Note Investor may provide notice of their election at any time prior to the Maturity Date and up to the date of March 19, 2021 or such other date as determined at the discretion of the Board of Directors (“Elective Notice”) to convert fifty percent (50%) or more of the outstanding unpaid principal on the Secured Promissory Note issued hereunder (the “Elective Principal Conversion Amount”) plus any amount of outstanding unpaid interest on the Secured Promissory Note issued hereunder (the “Elective Interest Conversion Amount”) at the time of the Qualified IPO, into the same class or series of securities of the Company to be offered and issued in the Qualified IPO (the “IPO Stock”) at a rate equal to the issue price of the IPO Stock less a thirty percent (30%) discount (that is, at a rate of seventy percent (70%) of the issue price of the IPO Stock; such discounted IPO Stock, the “Elective Conversion Stock”). With respect to each Investor, any Elective Principal Conversion Amount elected by such Investor shall be deducted from the amount of principal then outstanding on such Investor’s Note to calculate the Investor’s “Adjusted Principal Repayment Amount” and any Elective Interest Conversion Amount elected by such Investor shall be deducted from the amount of accrued interest due to such Investor to calculate the Investor’s “Adjusted Interest Repayment Amount”.

Any Elective Notice given by the Note Investor shall be in the form provided in Exhibit B to the Note Subscription Agreement and shall be binding upon its execution and submission to the Company, converting the sum of the amounts specified for such elective conversion first with respect to outstanding principal on the Note and second with respect to outstanding interest. In connection with the provision of any Elective Notice by the Note Investor, such Note Investor agrees to and shall enter into the customary “lock-up” agreement in favor of the underwriter of the Company’s initial public offering for a period of six (6) months from the date of the Qualified IPO, provided in Exhibit C (the “Lock Up Agreement”). An Elective Notice shall only be effective upon execution of the Lock Up Agreement by the Investor. Upon the timely delivery and receipt by the Company of such Elective Notice and Lock Up Agreement, the Company shall take reasonable efforts to obtain all approvals, consents, waivers and make all filings necessary or appropriate to designate and authorize the Elective Conversion Stock, if and as applicable.

The sum of all Elective Interest Conversion Amounts specified in all Elective Notices provided by Investors to the Company shall be deducted from the total amount of interest then outstanding on all Secured Promissory Note to calculate the “Total Adjusted Outstanding Interest”, which shall be repaid in accordance with Section 1.7. The sum of all Elective Principal Conversion Amounts specified in all Elective Notices provided by Investors to the Company shall be deducted from the total amount of principal then outstanding on all Secured Promissory Note to calculate the “Total Adjusted Outstanding Principal”, which shall be repaid in accordance with Section 1.7.

iSpecimen Inc.
Fifth Amendment to Note Subscription Agreements and Secured Promissory Notes, March 2021	Page 2

C.	Note Subscription Agreement: New Section 1.7, Repayment of Total Adjusted Outstanding Interest and Total Adjusted Outstanding Principal Upon a Qualified IPO.

Insert:	“1.7 Repayment of Total Adjusted Outstanding Interest and Total Adjusted Outstanding Principal Upon a Qualified IPO. If a Qualified IPO is consummated, either as a single transaction or a series of related transactions prior to the Maturity Date, the Company shall make a cash payment to the Note Investors equal to the amount of “Note Repayment Proceeds”, which shall be defined as the greater of either the Total Adjusted Outstanding Interest or one and one-half times (1.50X) the Third-Party Loan Proceeds. For the purposes herein, “Third-Party Loan Proceeds” shall mean the net cash proceeds received by the Company from an institutional lender, commercial bank, or other similar lender consummated on or about the time of the Qualified IPO (or contingent upon the closing of the Qualified IPO).

The Company shall first apply such Note Repayment Proceeds to repay the Total Adjusted Outstanding Interest due on the Notes as of such date by delivering in cash to each Investor an amount equal to such Investor’s Adjusted Interest Repayment Amount. The Company shall second apply the balance of the Note Repayment Proceeds that remains after payment of the Total Adjusted Outstanding Interest, up to the amount equal to the Total Adjusted Outstanding Principal (the “Principal Repayment Proceeds”), to make a repayment in cash to each Investor equal to an amount of principal calculated by multiplying the Principal Repayment Proceeds by a fraction, the numerator of which is equal to the Adjusted Principal Repayment Amount of such Investor and the denominator of which is equal to Total Adjusted Outstanding Principal then outstanding to all Investors. In no event shall any cash payment made to any Investor exceed the sum of the Adjusted Interest Repayment Amount plus the Adjusted Principal Repayment Amount for such Investor.

Any remaining unpaid principal under this Note, calculated by subtracting the Principal Repayment Proceeds from the Total Adjusted Outstanding Principal on the Secured Promissory Notes (the “Automatic Principal Conversion Amount”), shall then automatically convert into IPO Stock at a rate equal to the issue price of the IPO Stock less a ten percent (10%) discount (that is, at a rate of ninety percent (90%) of the issue price of the IPO Stock; such discounted IPO Stock; the “Automatic Conversion Stock”). Notwithstanding the foregoing, if the Company is unable to repay at least twenty-five percent (25%) of the Total Adjusted Outstanding Principal of the Notes (the “Principal Repayment Floor”), then no Automatic Conversion Stock shall be issued and the Total Adjusted Outstanding Principal on the Notes shall remain on the books of the Company under their existing Notes which shall automatically be amended to (i) have their interest rates adjusted to a rate of fifteen percent (15%) per annum and (ii) have their Maturity Date set to a date that is eighteen (18) months from the date of the Qualified IPO.

In connection with the consummation of such Qualified IPO, the full payment of the interest due on the Note in the form of either cash or Elected Conversion Stock and the full repayment of principal on the Note in the form of either cash, Elected Conversion Stock, and/or Automatic Conversion Stock, this Note shall be treated by the Company as surrendered for cancellation on the books of the Company.

iSpecimen Inc.
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D.	Secured Promissory Note: Preamble

Delete:	“FOR VALUE RECEIVED, iSpecimen Inc., a Delaware corporation (the “Company”), hereby promises to pay, on the written demand of the combined Majority Lenders at any time on or after the earlier of (i) the closing of a new permanent equity financing yielding gross proceeds in excess of $10,000,000 (inclusive of existing convertible notes), (ii) the sale of the Company, (iii) prepayment by the Company, or (iv) March 31, 2021 (the “Maturity Date”),”

Insert:	“FOR VALUE RECEIVED, iSpecimen Inc., a Delaware corporation (the “Company”), hereby promises to pay, on the written demand of the combined Majority Lenders at any time on or after the earlier of (i) the closing of an initial public offering yielding gross proceeds of or in excess of $18,000,000, exclusive of any existing convertible notes (a “Qualified IPO”), (ii) the sale of the Company, (iii) prepayment by the Company, or (iv) April 30, 2021 (the “Maturity Date”),”

E.	Secured Promissory Note: Section 1. Interest

Delete:	“Interest on the principal amount of this Note will accrue from and including the date hereof until and including the date such principal amount is paid, at a rate of twenty four percent (24%) per annum prior to October 1, 2020 and at a rate of thirty percent (30%) per annum from and after October 1, 2020, without compounding.”

Insert:	“Interest on the principal amount of this Note will accrue from and including the date hereof until and including the date such principal amount is paid, at a rate of twenty four percent (24%) per annum prior to October 1, 2020 and at a rate of thirty percent (30%) per annum from and after October 1, 2020, without compounding, subject to further adjustment in accordance with the terms of the Note Subscription Agreements.”

F.	Secured Promissory Note: New Section 1A. Conversion of Note

Insert:	“Conversion of Note. Sections 1.6 and 1.7 of the Note Subscription Agreement provide for the repayment, conversion or amendment (as applicable) of this Note in the event of a Qualified IPO.”

3.                   Effect of Amendment. The parties hereby agree and acknowledge that except as provided in this Amendment, the Note Subscription Agreements and the Secured Promissory Notes remain in full force and effect, it being the intention of the parties that this Amendment, the Note Subscription Agreements, and the Secured Promissory Notes, as applicable, be read, construed and interpreted as one and the same integrated instrument. This Amendment shall automatically take effect when executed, signed and delivered by those Note Investors holding greater than seventy-five percent (75%) in principal amount of the outstanding Secured Promissory Notes. The undersigned parties hereby acknowledge and agree that, except as provided in this Amendment, the Note Subscription Agreements, the Secured Promissory Notes, and the respective agreements, covenants and obligations thereunder, are hereby expressly ratified and confirmed as of the date hereof.

4.                   Counterparts; Facsimile and Electronic Signatures. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute a single integrated agreement. For purposes of this Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine, portable document format, or other electronic means is to be treated as an original document. The signature of any party on any such document, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. No party may raise the use of a facsimile machine or other electronic means, or the fact that any signature was transmitted through the use of a facsimile machine or other electronic means, as a defense to the enforcement of this Amendment.

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iSpecimen Inc.
Fifth Amendment to Note Subscription Agreements and Secured Promissory Notes, March 2021	Page 4

iSpecimen Inc.

Fifth Amendment TO THE

NOTE SUBSCRIPTION AGREEMENTS and secured promissory notes

Approved by the Board of Directors on March 15, 2021

In Witness Whereof, the parties hereto have executed this Fifth Amendment to the Note Subscription Agreements and Secured Promissory Notes as of the date and year first written above, as an instrument under seal.

Company:

iSpecimen Inc.

By:	/s/ Christopher Ianelli

	Name:	Christopher Ianelli, MD, PhD

	Title:	Chief Executive Office

This Amendment shall take effect when executed by the Company and those Note Investors holding greater than seventy-five percent (75%) in principal amount of all outstanding Secured Promissory Notes and shall be binding on all other holders of the Secured Promissory Notes.

Note Investor:

NOTEHOLDER NAME

Principal Amount of Note(s) held as of March 15, 2021:

By:

Address:

Date:

iSpecimen Inc.
Fifth Amendment to Note Subscription Agreements and Secured Promissory Notes, March 2021	Page 5

iSpecimen Inc.

NOTICE OF CONVERSION ELECTION

Reference is made to various Note Subscription Agreements executed at various times between August 2018 and September 2020 (each, as may be amended from time to time, the “Note Subscription Agreements”), pursuant to which the Company issued and sold $6,500,000 in aggregate principal amount of Secured Promissory Notes (each as may be amended from time to time, the “Notes”). Pursuant to the terms of the Note Subscription Agreements and the Notes, the undersigned hereby submits and agrees to the following Elective Principal Conversion Amount and Elective Interest Conversion Amount:

Elective Principal Conversion Amount:	$ of principal outstanding on my Note(s)
NOTE: Elective Principal Conversion Amount entered above must equal or exceed 50% of outstanding principal ($300,000) to qualify for 30% conversion discount upon Qualified IPO.

Elective Interest Conversion Amount:	☐ DO NOT convert any interest
☐ Convert EXACT AMOUNT of interest:
☐ Convert ALL interest accrued as of Qualified IPO date

This election notice shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the general laws of the Commonwealth of Massachusetts and the federal securities laws. This election notice may be executed in duplicate counterparts, which, when taken together, shall constitute one instrument and each of which shall be deemed to be an original instrument. Each party hereto acknowledges and agrees that it has not received and is not relying upon tax advice from any other party hereto, and that it has and will continue to consult its own advisors with respect to taxes.

Note Investor:

NOTEHOLDER NAME

Principal Amount of Note(s) held as of March 15, 2021:

Total Accrued Interest on Note(s) as of March 15, 2021:

By:

Address:

Date:

iSpecimen Inc.
Fifth Amendment to Note Subscription Agreements and Secured Promissory Notes, March 2021	Page 6

LOCK-UP AGREEMENT

The undersigned understands that ThinkEquity, a Division of Fordham Financial Management, Inc. (the “Representative”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with iSpecimen Inc., a Delaware corporation (the “Company”), providing for the initial public offering (the “Public Offering”) of shares of common stock, par value $0.0001 per share, of the Company (the “Common Shares”).

To induce the Representative to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date hereof and ending six (6) months after the date of the Underwriting Agreement relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 13 or Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of the undersigned or a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned is a corporation, partnership, limited liability company or other business entity, (i) any transfers of Lock-Up Securities to another corporation, partnership or other business entity that controls, is controlled by or is under common control with the undersigned or (ii) distributions of Lock-Up Securities to members, partners, stockholders, subsidiaries or affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned; (e) if the undersigned is a trust, to a trustee or beneficiary of the trust; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) (d) or (e), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Representative a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made; (f) the receipt by the undersigned from the Company of Common Shares upon the vesting of restricted stock awards or stock units or upon the exercise of options to purchase the Company’s Common Shares issued under an equity incentive plan of the Company or an employment arrangement described in the Pricing Prospectus (as defined in the Underwriting Agreement) (the “Plan Shares”) or the transfer of Common Shares or any securities convertible into Common Shares to the Company upon a vesting event of the Company’s securities or upon the exercise of options to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with such vesting or exercise, but only to the extent such right expires during the Lock-up Period, provided that no filing under Section 13 or Section 16(a) of the Exchange Act or other public announcement shall be required or shall be voluntarily made within 90 days after the date of the Underwriting Agreement, and after such 90th day, if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Common Shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such vesting or exercise and, provided further, that the Plan Shares shall be subject to the terms of this lock-up agreement; (g) the transfer of Lock-Up Securities pursuant to agreements described in the Pricing Prospectus under which the Company has the option to repurchase such securities or a right of first refusal with respect to the transfer of such securities, provided that if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Common Shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report describing the purpose of the transaction; (h) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Securities, provided that (i) such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such public announcement or filing shall include a statement to the effect that no transfer of Lock-Up Securities may be made under such plan during the Lock-Up Period; (i) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Lock-Up Period, and provided further, that any filing under Section 13 or Section 16(a) of the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law; and (j) the transfer of Lock-Up Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Shares involving a change of control (as defined below) of the Company after the closing of the Public Offering and approved by the Company’s board of directors; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the undersigned shall remain subject to the restrictions contained in this lock-up agreement. For purposes of clause (j) above, “change of control” shall mean the consummation of any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

iSpecimen Inc.
Fifth Amendment to Note Subscription Agreements and Secured Promissory Notes, March 2021	Page 7

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date hereof to and including the 34th day following the expiration of the initial Lock-Up Period, the undersigned will give notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period has expired.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or “friends and family” Securities that the undersigned may purchase in the Public Offering; (ii) the Representative agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representative will notify the Company of the impending release or waiver; and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

iSpecimen Inc.
Fifth Amendment to Note Subscription Agreements and Secured Promissory Notes, March 2021	Page 8

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement is not executed by June 30, 2021, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Shares to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

NOTEHOLDER

By:

Address:

Date:

iSpecimen Inc.
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